                                                                    EXHIBIT 10.8



DATE:   ________, 2005

TO:     [insert Name]
        [insert Business Unit]

FROM:   ________________

SUBJ:   STOCK OPTION AND CASH PERFORMANCE AWARD


We are pleased to inform you that the Compensation Committee of Dover Corporation ("DOVER") has granted you a stock option and cash performance program award under the terms of the Dover Corporation 2005 Equity and Cash Incentive Plan (the "PLAN"). Congratulations!

Grants are made only to key officers and employees who are in a position to materially affect the profitability and growth of their organizations. Grants are given to those recognized as key to their operations, but the actual reward can only be earned in the future, as Dover stock appreciates and your business performs well.

                           NON-QUALIFIED STOCK OPTION

Here are the details for your non-qualified stock option grant:

            Number of shares of Dover Common Stock - [ ]

            Option exercise price per share - $ [ ]

            Date of Grant - [ ]

Your option is subject to all of the terms and provisions of the Plan (other than those terms and provisions contained in Parts C or D thereof or that otherwise relate solely to restricted stock or the cash performance program), which terms and provisions are expressly incorporated into and made a part of your option as if set forth in full herein. A copy of the Plan is included with this award agreement. In addition, your option is subject to the following:

      1. Your option shall expire on the tenth anniversary of the Date of Grant (the "EXPIRATION DATE"), subject to earlier termination as provided in the Plan.

      2. Subject to the other provisions of the Plan regarding the exercisability of options granted thereunder, including without limitation Paragraphs 11 through 15 thereof, your option may be exercised, in whole or in part (but not for less than 500 option shares) with respect to full shares of Dover Common Stock, at any time commencing on the third anniversary of the Date of Grant (or, if earlier, the occurrence of a change in control as defined in Paragraph 35 of the Plan) and on or prior to the Expiration Date by giving written notice to Dover of the number of shares to be purchased accompanied by payment of the full purchase price of such shares as set forth in Paragraph 8 of the Plan.

      3. As provided in Paragraph 32 of the Plan, at the time you exercise your option, in whole or in part, or at any time thereafter as requested by Dover, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision as directed by Dover, for any sums required to satisfy the minimum federal, state, local and foreign tax withholding obligations of Dover or any of its affiliates, if any, which arise in connection with the exercise of your option. Dover may, in its sole discretion, and in compliance with any applicable conditions or restrictions of law, withhold from fully vested shares of Dover Common Stock otherwise issuable to you upon the exercise of your option that number of whole shares of Dover Common Stock having a fair market value, determined by Dover as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law.

      4. Your option is not transferable by you other than by will or the laws of descent and distribution, except that all or any part (but in no event with respect to less than 500 option shares) of your option may be transferred to members of your immediate family (defined as your spouse, children and/or grandchildren), or to one or more trusts for the benefit of such family members. You may not receive any consideration for the transfer. All references in Paragraphs 11 through 13 of the Plan to the death, disability or retirement of the option holder or the termination of the option holder's employment with Dover shall continue to refer to you, and any portion of your option so transferred shall continue to be subject to the same terms and conditions that were applicable to your option immediately prior to its transfer (except that such transferred option or portion thereof may not be further transferred by the transferee during the transferee's lifetime).

      5. Your option is a non-qualified stock option and shall not be treated for tax purposes as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "CODE").

      6. If you are not a resident of the United States, the exercise of the option, or the sale of the Dover stock bought under the option, within certain time periods could subject you and/or Dover to adverse tax consequences. If you are located in such a jurisdiction, Dover may advise you as to a minimum required holding period of the option or Dover stock and you will not be permitted to exercise the option or sell the Dover stock, as the case may be, during the minimum required holding period specified by Dover. Any minimum required holding period communicated to you by Dover will have the effect of amending this award agreement or any other award agreements issued to you under the Plan.

                         CASH PERFORMANCE PROGRAM AWARD

Here are the details for your cash performance program award.

            Your business unit is [ ]

            The base year is [ ]

            The performance period is the three-year period commencing [ ]

            Your performance grant at the 100% level is [EURO] [US$]. The actual cash distribution will be derived from the Cash Performance Award Matrix attached hereto.

Your cash performance program award is subject to all the terms and provisions of the Plan (other than those terms and provisions contained in Part B or C thereof or that otherwise relate solely to stock options or restricted stock), which terms and conditions are expressly incorporated into and made a part of the award as if set forth in full herein. A copy of the Plan is included with this award agreement. In addition, your award is subject to the following:

      1. Within 90 days following the end of the performance period, Dover will pay you a cash performance payment if your Business Unit has reached certain performance targets, as more fully described below, and the other conditions of your award are satisfied.

            If your Business Unit's average annual percentage rate of growth in earnings during the performance period (determined by applying the Implicit Price Deflator for Gross Domestic Product, as calculated by the U.S. Commerce Department, or other applicable service, as may be appropriate for Business Units based outside the U.S., to nominal earnings) over base year earnings is not less than 0% and if your Business Unit's average return on capital employed is not less than 10%, you will be entitled to receive your cash performance payment as derived from the attached Cash Performance Award Matrix, on a sliding grid scale with interpolations to the nearest 1/10 of 1% between the percentage points with respect to earnings and return on total capital employed. The base year earnings (from which earnings growth is measured) for each Business Unit shall be not less than an amount equal to a 10% return on capital employed by such Business Unit during the base year.

      2. For purposes of the New York Corporate Office Business Unit, earnings shall mean Dover's consolidated fully diluted earnings per share after taxes and after the cost of this Plan. For purposes of any other Business Unit, earnings shall mean before-tax earnings of that particular Business Unit after its applicable share of the cost of the Plan, but excluding gains and losses from the disposition of businesses. For all Business Units, extraordinary gains shall be excluded from earnings. Extraordinary gains shall be determined under generally accepted accounting principles and shall apply only to material items and transactions that are distinguished both by their unusual nature and by the infrequency of their occurrence.

      3. For purposes of New York Corporate Office Business Unit participants, average return on capital means the average annual consolidated net earnings of Dover after the cost of the Plan, but before extraordinary gains, during the performance period, divided by the average sum of the stockholders' equity at the beginning and end of each calendar quarter during the performance period. For purposes of participants at any other Business Unit, return on capital shall be computed in the manner indicated in Dover's Accounting Manual as amended from time to time.

      4. The aggregate maximum cash payout for each Business Unit shall not exceed 30% of its annual earnings increase over the performance period. In no event will your cash performance payment exceed US$2 million (or the equivalent amount in local currency) as provided in Paragraph 26 of the Plan.

      5. The following rules will apply if you are transferred from one Business Unit (the "TRANSFEROR BUSINESS UNIT") in the Dover Controlled Group to another Business Unit (the

"TRANSFEREE BUSINESS UNIT") in such group during the performance period. The term "DOVER CONTROLLED GROUP" means Dover and its subsidiaries and divisions.

            (a) If the transfer occurs during the third year of the performance period, your cash performance payment, if any, shall be based on the performance of the Transferor Business Unit.

            (b) If the transfer occurs during the first two years of the performance period, your cash performance payment, if any, shall be based on the performance of the Transferor Business Unit or the Transferee Business Unit, whichever you choose, provided that, if you have chosen to have the payout of any other Cash Performance Program award based on the performance of the Transferee Business Unit, then the payout of this award, if any, shall also be based on the performance of the Transferee Business Unit.

            (c) In both (a) and (b) above, your cash performance payment, if any, will be based upon the original performance grant dollar amount.

      6. The following rules will apply in the event of a change of control (as defined in Paragraph 35 of the Plan) of Dover.

            (a) The performance period will end on the last day of the month prior to the month in which the change of control occurs.

            (b) The cash performance payment, if any, to which you will be entitled will be equal to the cash performance payment, as determined under the provisions of the Plan and as set forth herein (but without regard to this subparagraph 6 (b)), multiplied by a fraction, the numerator of which is the number of months in the performance period as shortened by subparagraph 6(a) and the denominator of which is 36.

            (c) Any cash performance payment to which you are entitled will be made promptly, but, except to the extent required by Section 409A of the Code to avoid any penalties on you, in no event more than five days after the change of control.

The stock option and cash performance program awards made to you do not confer any benefits, rights or privileges on you other than those explicitly set forth in the Plan or this award agreement. By accepting this award, you agree that any benefits that you may realize under the Plan shall not be treated as wages, salary or any other form of remuneration in the event of severance, redundancy, or resignation, or for purposes of calculating any pension, benefits or other remuneration to which you may become entitled. You also acknowledge that benefits provided under the Plan are ex gratia and entirely at the discretion of Dover and your employer. Dover and your employer reserve the right to amend, modify or terminate the Plan at any time in their discretion without notice. By accepting this award, you consent to the transfer of any information relating to your participation in the Plan to Dover and its affiliates.

In consideration of the benefits conferred on you by this instrument, as well as your continued employment by Dover Corporation or one or more of its affiliates, you expressly recognize the obligations you may have under Paragraph 36 (Non-compete) of the Plan with respect to all your stock option and cash performance program awards under the Plan.

You expressly acknowledge that neither Dover nor any of its affiliates shall be responsible for, or have any liability to you or any other person with respect to, any taxes or penalties which may be imposed on you in connection with any stock option or cash performance program awards granted under the Plan, in the event that such award becomes subject to Section 409A of the Code and the regulations promulgated thereunder.

If and to the extent required by Section 409A of the Code to avoid any penalties on you, payments to you hereunder after termination of your employment may be distributed on the later of (i) the dates specified in this award agreement or any other agreement with Dover, and (ii) six (6) months after the date your employment with Dover or any of its affiliates terminates.

Please acknowledge receipt of a copy of the Plan and your agreement to the terms and conditions set forth herein and therein by signing and returning one copy of this award agreement, whereupon your stock option and cash performance program award will become a binding agreement between you and Dover Corporation. The other copy is for your files.



-------------------------------------    ---------------------------------------
Employee                                 [insert Title]

                                         For Dover
                                                   -----------------------------

-------------------------------------
Date

DATE:     ______, 2005

TO:       [insert Name]
          [insert Business Unit]

FROM:

SUBJ:     CASH PERFORMANCE AWARD

We are pleased to inform you that the Compensation Committee of Dover Corporation ("DOVER") has granted you a cash performance program award under the terms of the Dover Corporation 2005 Equity and Cash Incentive Plan (the "PLAN"). Congratulations!

Grants are made only to key officers and employees who are in a position to materially affect the profitability and growth of their organizations. Grants are given to those recognized as key to their operations, but the actual reward can only be earned in the future, as your business performs well.

                         CASH PERFORMANCE PROGRAM AWARD

Here are the details for your cash performance program award.

            Your business unit is [ ]

            The base year is [ ].

            The performance period is the three-year period commencing [ ].

            Your performance grant at the 100% level is $ [ ]. The actual cash distribution will be derived from the Cash Performance Award Matrix attached hereto.

Your cash performance program award is subject to all the terms and provisions of the Plan (other than those terms and provisions contained in Part B or C thereof or that otherwise relate solely to stock options or restricted stock), which terms and conditions are expressly incorporated into and made a part of the award as if set forth in full herein. A copy of the Plan is included with this award agreement. In addition, your award is subject to the following:

      1. Within 90 days following the end of the performance period, Dover will pay you a cash performance payment if your Business Unit has reached certain performance targets, as more fully described below, and the other conditions of your award are satisfied.

            If your Business Unit's average annual percentage rate of growth in earnings during the performance period (determined by applying the Implicit Price Deflator for Gross Domestic Product, as calculated by the U.S. Commerce Department, or other applicable service, as may be appropriate for Business Units based outside the U.S., to nominal earnings) over base year earnings is not less than 0% and if your Business Unit's average return on capital employed is not less than 10%, you will be entitled to receive your cash performance payment as derived from the attached Cash Performance Award Matrix, on a sliding grid scale with interpolations to the nearest 1/10 of 1% between the percentage points with respect to earnings and return on total capital employed. The base year earnings (from which earnings growth is measured) for each

Business Unit shall be not less than an amount equal to a 10% return on capital employed by such Business Unit during the base year.

      2. For purposes of the New York Corporate Office Business Unit, earnings shall mean Dover's consolidated fully diluted earnings per share after taxes and after the cost of this Plan. For purposes of any other Business Unit, earnings shall mean before-tax earnings of that particular Business Unit after its applicable share of the cost of the Plan, but excluding gains and losses from the disposition of businesses. For all Business Units, extraordinary gains shall be excluded from earnings. Extraordinary gains shall be determined under generally accepted accounting principles and shall apply only to material items and transactions that are distinguished both by their unusual nature and by the infrequency of their occurrence.

      3. For purposes of New York Corporate Office Business Unit participants, average return on capital means the average annual consolidated net earnings of Dover after the cost of the Plan, but before extraordinary gains, during the performance period, divided by the average sum of the stockholders' equity at the beginning and end of each calendar quarter during the performance period. For purposes of participants at any other Business Units, return on capital shall be computed in the manner indicated in Dover's Accounting Manual as amended from time to time.

      4. The aggregate maximum cash payout for each Business Unit shall not exceed [30]% of its annual earnings increase over the performance period. In no event will your cash performance payment exceed US $2 million (or the equivalent amount in local currency) as provided in Paragraph 26 of the Plan.

      5. The following rules will apply if you are transferred from one Business Unit (the "TRANSFEROR BUSINESS UNIT") in the Dover Controlled Group to another Business Unit (the "TRANSFEREE BUSINESS UNIT") in such group during the performance period. The term "DOVER CONTROLLED GROUP" means Dover and its subsidiaries and divisions.

            (a) If the transfer occurs during the third year of the performance period, your cash performance payment, if any, shall be based on the performance of the Transferor Business Unit.

            (b) If the transfer occurs during the first two years of the performance period, your cash performance payment, if any, shall be based on the performance of the Transferor Business Unit or the Transferee Business Unit, whichever you choose, provided that, if you have chosen to have the payout of any other Cash Performance Program award based on the performance of the Transferee Business Unit, then the payout of this award, if any, shall also be based on the performance of the Transferee Business Unit.

            (c) In both (a) and (b) above, your cash performance payment, if any, will be based upon the original performance grant dollar amount.

      6. The following rules will apply in the event of a change of control (as defined in Paragraph 35 of the Plan) of Dover.

            (a) The performance period will end on the last day of the month prior to the month in which the change of control occurs.

            (b) The cash performance payment, if any, to which you will be entitled will be equal to the cash performance payment, as determined under the provisions of the Plan and as set forth herein (but without regard to this subparagraph 6(b)), multiplied by a fraction, the numerator of which is the number of months in the performance period as shortened by subparagraph 6(a) and the denominator of which is 36.

            (c) Any cash performance payment to which you are entitled will be made promptly, but, except to the extent required by Section 409A of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "CODE") to avoid any penalties on you, in no event more than five days after the change of control.

The cash performance program award made to you does not confer any benefits, rights or privileges on you other than those explicitly set forth in the Plan or this award agreement. By accepting this award, you agree that any benefits that you may realize under the Plan shall not be treated as wages, salary or any other form of remuneration in the event of severance, redundancy, or resignation, or for purposes of calculating any pension, benefits or other remuneration to which you may become entitled. You also acknowledge that benefits provided under the Plan are ex gratia and entirely at the discretion of Dover and your employer. Dover and your employer reserve the right to amend, modify or terminate the Plan at any time in their discretion without notice. By accepting this award, you consent to the transfer of any information relating to your participation in the Plan to Dover and its affiliates.

In consideration of the benefits conferred on you by this instrument, as well as your continued employment by Dover Corporation or one or more of its affiliates, you expressly recognize the obligations you may have under Paragraph 36 (Non-compete) of the Plan with respect to all your cash performance program awards under the Plan.

You expressly acknowledge that neither Dover nor any of its affiliates shall be responsible for, or have any liability to you or any other person with respect to, any taxes or penalties which may be imposed on you in connection with any cash performance program awards granted under the Plan, in the event that such award becomes subject to Section 409A of the Code and the regulations promulgated thereunder.

If and to the extent required by Section 409A of the Code to avoid any penalties on you, payments to you hereunder after termination of your employment may be distributed on the later of (i) the dates specified in this award agreement or any other agreement with Dover, and (ii) six (6) months after the date your employment with Dover or any of its affiliates terminates.

Please acknowledge receipt of a copy of the Plan and your agreement to the terms and conditions set forth herein and therein by signing and returning one copy of this award agreement, whereupon your cash performance program award will become a binding agreement between you and Dover Corporation. The other copy is for your files.



-------------------------------------    ---------------------------------------
Employee                                 [insert TITLE]

                                         For Dover Corporation


-------------------------------------
Date

DATE:       _______, 2005

TO:         [insert Name]
            [insert Business Unit]

FROM:       ____________

SUBJ:       STOCK OPTION AWARD

            We are pleased to inform you that the Compensation Committee of Dover Corporation ("DOVER") has granted you a stock option award under the terms of the Dover Corporation 2005 Equity and Cash Incentive Plan (the "PLAN"). Congratulations!

            Grants are made only to key officers and employees who are in a position to materially affect the profitability and growth of their organizations. Grants are given to those recognized as key to their operations, but the actual reward can only be earned in the future, as Dover stock appreciates.

                           NON-QUALIFIED STOCK OPTION

            Here are the details for your non-qualified stock option grant:

      Number of shares of Dover Common Stock - [ ]

      Option exercise price per share -- $[ ]

      Date of Grant - [ ]

            Your option is subject to all of the terms and provisions of the Plan (other than those terms and provisions contained in Parts C or D thereof or that otherwise relate solely to restricted stock or the cash performance program), which terms and provisions are expressly incorporated into and made a part of your option as if set forth in full herein. A copy of the Plan is included with this stock option agreement. In addition, your option is subject to the following:

      1. Your option shall expire on the tenth anniversary of the Date of Grant (the "EXPIRATION DATE"), subject to earlier termination as provided in the Plan.

      2. Subject to the other provisions of the Plan regarding the exercisability of options granted thereunder, including without limitation Paragraphs 11 through 15 thereof, your option may be exercised, in whole or in part (but not for less than 500 option shares) with respect to full shares of Dover Common Stock, at any time commencing on the third anniversary of the Date of Grant (or, if earlier, the occurrence of a change in control as defined in Paragraph 35 of the Plan) and on or prior to the Expiration Date by giving written notice to Dover of the number of shares to be purchased accompanied by payment of the full purchase price of such shares as set forth in Paragraph 8 of the Plan.

      3. As provided in Paragraph 32 of the Plan, at the time you exercise your option, in whole or in part, or at any time thereafter as requested by Dover, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision as directed by Dover, for any sums required to satisfy the minimum federal, state, local and foreign tax withholding obligations of Dover or any of its affiliates, if any, which arise in connection with the exercise of your option. Dover may, in its sole discretion, and in compliance with any applicable conditions or restrictions of law, withhold from fully vested shares of Dover Common Stock otherwise issuable to you upon the exercise of your option that number of whole shares of Dover Common Stock having a fair market value, determined by Dover as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law.

      4. Your option is not transferable by you other than by will or the laws of descent and distribution, except that all or any part (but in no event with respect to less than 500 option shares) of your option may be transferred to members of your immediate family (defined as your spouse, children and/or grandchildren), or to one or more trusts for the benefit of such family members. You may not receive any consideration for the transfer. All references in Paragraphs 11 through 13 of the Plan to the death, disability or retirement of the option holder or the termination of the option holder's employment with Dover shall continue to refer to you and any portion of your option so transferred shall continue to be subject to the same terms and conditions that were applicable to your option immediately prior to its transfer (except that such transferred option or portion thereof may not be further transferred by the transferee during the transferee's lifetime).

      5. Your option is a non-qualified stock option and shall not be treated for tax purposes as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "CODE").

      6. If you are not a resident of the United States, the exercise of the option, or the sale of the Dover stock bought under the option, within certain time periods could subject you and/or Dover to adverse tax consequences. If you are located in such a jurisdiction, Dover may advise you as to a minimum required holding period of the option or Dover stock and you will not be permitted to exercise the option or sell the Dover stock, as the case may be, during the minimum required holding period specified by Dover. Any minimum required holding period communicated to you by Dover will have the effect of amending this stock option agreement or any other stock option agreements issued to you under the Plan.

The option award made to you does not confer any benefits, rights or privileges on you other than those explicitly set forth in the Plan or this stock option agreement. By accepting this option award, you agree that any benefits that you may realize under the Plan shall not be treated as wages, salary or any other form of remuneration in the event of severance, redundancy, or resignation, or for purposes of calculating any pension, benefits or other remuneration to which you may become entitled. You also acknowledge that benefits provided under the Plan are ex gratia and entirely at the discretion of Dover and your employer. Dover and your employer reserve the right to amend, modify or terminate the Plan at any time in their discretion without notice. By accepting this option award, you consent to the transfer of any information relating to your participation in the Plan to Dover and its affiliates.

In consideration of the benefits conferred on you by this instrument, as well as your continued employment by Dover Corporation or one or more of its affiliates, you expressly recognize the obligations you may have under Paragraph 36 (Non-compete) of the Plan with respect to all your stock option awards under the Plan.

You expressly acknowledge that neither Dover nor any of its affiliates shall be responsible for, or have any liability to you or any other person with respect to, any taxes or penalties which may be imposed on you in connection with any stock option awards granted under the Plan, in the event that such award becomes subject to Section 409A of the Code and the regulations promulgated thereunder.

If and to the extent required by Section 409A of the Code to avoid any penalties on you, payments to you hereunder after termination of your employment may be distributed on the later of (i) the dates specified in this stock option agreement or any other agreement with Dover, and (ii) six (6) months after the date your employment with Dover or any of its affiliates terminates.

            Please acknowledge receipt of a copy of the Plan and your agreement to the terms and conditions set forth herein and therein by signing and returning one copy of this stock option agreement, whereupon your stock option award will become a binding agreement between you and Dover Corporation. The other copy is for your files.



-----------------------------------             ------------------------------
Employee                                        [insert TITLE]

                                                For Dover Corporation


-----------------------------------
Date